SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 21, 1995

                    California Micro Devices Corporation
           (Exact name of registrant as specified in its charter)


        California                33-39977           94-2672609
  (State or other juris-        (Commission       (IRS Employer
 diction of Incorporation)       File Number)      Identification No.)


 215 Topaz Street, Milpitas, CA                   95305-5430
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (408)263-3214

                              Not Applicable
       (Former name or former address, if changed since last report)


                                                INDEX TO EXHIBITS ON PAGE FOUR
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Item 5.  Other Events


On July 21, 1995, Chan M. Desaigoudar resigned as a director of the Company.


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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 1, 1995		                  CALIFORNIA MICRO DEVICES CORPORATION

                                     						By   /s/
                                         							Scott Hover-Smoot
                                         							General Counsel and Secretary


                                                            PAGE THREE OF FIVE

                     CALIFORNIA MICRO DEVICES CORPORATION

                          CURRENT REPORT ON FORM 8-K

                               INDEX TO EXHIBITS


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                                                       											Sequentially
Exhibit										                                                 Numbered
Letter	                  Description            	                 Page
1                        Press Release dated July 21, 1995.			    5

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